UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 6, 2009
Northfield Bancorp, Inc.
(Exact name of registrant as specified in its charter)

United States	1-33732	26-1384892

(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1410 St. Georges Avenue, Avenel, New Jersey	07001

(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (732) 499-7200
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 7.01. Regulation FD Disclosure.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES

Item 7.01. Regulation FD Disclosure.
On February 9, 2009, and February 10, 2009, the Company’s Chief Executive Officer, John W. Alexander, and Chief Financial Officer, Steven M. Klein, will participate in the 2009 Sterne Agee Financial Services Symposium. The presentation to be discussed at the symposium will be available beginning February 6, 2009 at 5:00 p.m., Eastern Time, through Northfield Bancorp, Inc.’s Investor Relations website located at www.eNorthfield.com, until March 9, 2009.
Item 9.01. Financial Statements and Exhibits.
     Not Applicable.

Exhibit No.	Description
None

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NORTHFIELD BANCORP, INC.
DATE: February 6, 2009	By:	/s/ Steven M. Klein
Steven M. Klein
Executive Vice President and Chief Financial Officer

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